UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 30, 2007

BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	0001260793	56-2356626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Boston Capital Corporation
One Boston Place, Suite 2100
Boston, MA 02108-4406
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (617) 624-8900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Item 8.01.  Other Events.

On May 30, 2007, Boston Capital Real Estate Investment Trust, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that the Company’s 2007 Annual Meeting of Shareholders, originally scheduled for 3:00 p.m., local time on Tuesday, May 29, 2007 at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109 was adjourned due to the fact that shareholders entitled to cast 50% of the votes at the meeting were not present, in person or by proxy, and thus, a quorum was not present at the meeting to conduct business.  The meeting was adjourned until 10:30 a.m., local time, Tuesday, June 26, 2007 at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109.

A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2007	BOSTON CAPITAL REAL ESTATE
INVESTMENT TRUST, INC.

	By:	/s/ Marc N. Teal
Name: Marc N. Teal
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 30, 2007.

EXHIBIT 99.1

BOSTON CAPITAL REIT ANNOUNCES ADJOURNMENT OF ANNUAL MEETING OF SHAREHOLDERS

Boston, May 30, 2007 —Boston Capital Real Estate Investment Trust, Inc. (the “Company”) announced today that the Company’s 2007 Annual Meeting of Shareholders, originally scheduled for 3:00 p.m., local time on Tuesday, May 29, 2007 at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109 was adjourned due to the fact that shareholders entitled to cast 50% of the votes at the meeting were not present, in person or by proxy, and thus, a quorum was not present to conduct business.  The meeting was adjourned until 10:30 a.m., local time, Tuesday, June 26, 2007 at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109.

About Boston Capital:

Boston Capital, headquartered in Boston, MA, is a real estate investment and advisory firm specializing in real estate and tax advantaged investments.  As of January 2007, Boston Capital’s holdings included over 2,700 multifamily apartment properties in 48 states and the District of Columbia, constituting nearly 157,000 apartments with a development cost in excess of $11.5 billion.  Boston Capital is the fourth largest owner/investor of apartment properties in the country and the 11th largest owner of real estate property in general.

For more information contact:

David Gasson
Vice President
Director of Corporate Communications
Boston Capital
One Boston Place
Boston, MA 02108-4406

(617) 624-8896
dgasson@bostoncapital.com